Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Richardson Electronics, Ltd. (the “Company”) on Form 10-K for the fiscal year ending May 29, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward J. Richardson, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ EDWARD J. RICHARDSON
Edward J. Richardson
Chairman of the Board and Chief Executive Officer

July 22, 2010

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Richardson Electronics, Ltd. (the “Company”) on Form 10-K for the fiscal year ending May 29, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kathleen S. Dvorak, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ KATHLEEN S. DVORAK
Kathleen S. Dvorak
Chief Financial Officer

July 22, 2010